                                DEED OF AMENDMENT

                      PERPETUAL TRUSTEES AUSTRALIA LIMITED
                                 ACN 000 431 827

                   SUPERANNUATION MEMBERS' HOME LOANS LIMITED
                                 ACN 005 964 134

                                       and

                            NMFM LENDING PTY. LIMITED
                                 ACN 070 887 679

                                F R E E H I L L
                             H O L L I N G D A L E
                                   & P A G E

          MLC Centre Martin Place Sydney New South Wales 2000 Australia
                 Telephone (02) 9225 5000 Int + (61 2) 9225 5000
                     Facsimile (02) 9322 4000 DX 361 Sydney
                             Reference: BNT:PJSR:31G

    SYDNEY MELBOURNE PERTH CANBERRA BRISBANE SINGAPORE HANOI HO CHI MINH CITY
                         CORRESPONDENT OFFICE IN JAKARTA

      Liability is limited by the Solicitors Scheme under the Professional
                            Standards Act 1994 (NSW)

--------------------------------------------------------------------------------
TABLE OF CONTENTS

Clause                                                                                   Page

1 DEFINITIONS AND INTERPRETATION                                                                       1

         1.1 Definitions                                                                               1
         1.2 Interpretation                                                                            1

2 AMENDMENT TO THE PRINCIPAL AGREEMENT                                                                 1

         2.1 Amendment                                                                                 1
         2.2 Amendments not to affect validity, rights, obligations                                    2
         2.3 Confirmation                                                                              2

3 GENERAL                                                                                              2

         3.1 Governing law and jurisdiction                                                            2
         3.2 Further assurances                                                                        2
         3.3 Counterparts                                                                              2
         3.4 Attorneys                                                                                 2

SCHEDULE                                                                                               4

--------------------------------------------------------------------------------
THIS DEED OF AMENDMENT

                  is made on           1997 between the following parties:

                  1.      PERPETUAL TRUSTEES AUSTRALIA LIMITED
                          ACN 000 431 827
                          of Level 7, 39 Hunter Street, Sydney, New South Wales
                          (TRUSTEE)

                  2.      SUPERANNUATION MEMBERS' HOME LOANS LIMITED
                          ACN 005 964 134 of Level 18, 447 Collins Street,
                          Melbourne Victoria 3000
                          (TRUST MANAGER)

                  3.      NMFM LENDING PTY. LIMITED
                          ACN 070 887 679
                          of Level 18, 447 Collins Street Melbourne, Victoria
                          (MORTGAGE MANAGER)

RECITALS

                  A.      The parties are parties to the Principal Agreement.

                  B.      The parties wish to amend the Principal Agreement in
                          the manner set out in this deed.

THE PARTIES AGREE

                  In consideration of, among other things, the mutual promises contained in this deed:

--------------------------------------------------------------------------------

1        DEFINITIONS AND INTERPRETATION

         1.1   DEFINITIONS

               Words and expressions defined in the Principal Agreement have the same meaning in this deed and:

               PRINCIPAL AGREEMENT means the Mortgage Origination & Management
               Agreement dated 4 July 1994 between the parties to this deed.

         1.2   INTERPRETATION

               Clause 1.2 of the Principal Agreement applies to this deed as if set out in this deed.

--------------------------------------------------------------------------------
2        AMENDMENT TO THE PRINCIPAL AGREEMENT

         2.1   AMENDMENT

               (a)  The Principal Agreement is amended as set out in the
                    schedule.

                                     PAGE 1

               (b)  The amendments to the Principal Agreement take effect from the date of this deed.

         2.2   AMENDMENTS NOT TO AFFECT VALIDITY, RIGHTS, OBLIGATIONS

               (a)  An amendment to the Principal Agreement does not affect the validity or enforceability of the Principal Agreement.

               (b)  Nothing in this deed:

                    (1)  prejudices or adversely affects any right, power,
                         authority, discretion or remedy arising under the
                         Principal Agreement before the date of this deed; or

                    (2)  discharges, releases or otherwise affects any liability or obligation arising under the Principal Agreement
                         before the date of this deed.

         2.3   CONFIRMATION

               Each party is bound by the Principal Agreement as amended by this deed.

--------------------------------------------------------------------------------
3        GENERAL

         3.1   GOVERNING LAW AND JURISDICTION

               (a)  This deed is governed by the laws of New South Wales.

               (b)  Each of the parties irrevocably submits to the non-exclusive jurisdiction of the courts of New South Wales.

         3.2   FURTHER ASSURANCES

               Each party must do all things and execute all further documents necessary to give full effect to this deed.

         3.3   COUNTERPARTS

               (a)  This agreement may be executed in any number of
                    counterparts.

               (b)  All counterparts, taken together, constitute one instrument.

               (c)  A party may execute this agreement by signing any
                    counterpart.

         3.4   ATTORNEYS

               Each of the Attorneys executing this agreement states that the
               Attorney has no notice of the revocation of the power of attorney appointing that Attorney.

         3.5   TRUSTEE PROVISIONS

               The provisions of clause 17 of the Principal Agreement are deemed to be incorporated in this deed as if set out in full in it.

                                     PAGE 2

--------------------------------------------------------------------------------

                                                                 /s/ George Louis Zagon
EXECUTED AS A DEED:                                              --------------------------------------------------
                                                                 Attorney
SIGNED SEALED AND DELIVERED for
PERPETUAL TRUSTEES AUSTRALIA LIMITED
by its attorney in the                                           George Louis Zagon
presence of:                                                     --------------------------------------------------
                                                                 Name (please print)

/s/ Julie Kim Abbett                                             /s/ Collette Rae Butterfield
------------------------------------------------                 --------------------------------------------------
Witness                                                          Attorney

Julie Kim Abbett                                                 Collette Rae Butterfield
------------------------------------------------                 --------------------------------------------------
Name (please print)                                              Name (please print)

SIGNED SEALED AND DELIVERED for
SUPERANNUATION MEMBERS' HOME LOANS LIMITED
by its attorney in the
presence of:

/s/ Ewan MacDonald                                               /s/ Peter Rowe
------------------------------------------------                 --------------------------------------------------
Witness                                                          Attorney

Ewan MacDonald                                                   Peter Rowe
------------------------------------------------                 --------------------------------------------------
Name (please print)                                              Name (please print)

SIGNED SEALED AND DELIVERED for
NMFM LENDING PTY. LIMITED
by its attorney in the
presence of:

/s/ Ewan MacDonald                                               /s/ Peter Rowe
------------------------------------------------                 --------------------------------------------------
Witness                                                          Attorney

Ewan MacDonald                                                   Peter Rowe
------------------------------------------------                 --------------------------------------------------
Name (please print)                                              Name (please print)

                                     PAGE 3

--------------------------------------------------------------------------------
SCHEDULE

1.       CLAUSE 1.1

The definition of "Uniform Consumer Credit Legislation" is deleted and replaced with:

         "UNIFORM CONSUMER CREDIT LEGISLATION" means the Consumer Credit Code attached as an Appendix to the Consumer Credit (Queensland) Act 1994,
         as it is in force, or as it has been amended by, co-operative or consistent legislation, in each State and Territory of the Commonwealth of Australia;

2.       CLAUSE 10.1

Clauses 10.1(m), (n) and (o) are renamed clauses 10.1(n), (o) and (p)
respectively, and new clause 10.1(m) is inserted as follows:

         (m)      in respect of a Mortgage where a Secured Agreement in relation to that Mortgage was entered into in any State or Territory of the Commonwealth of Australia on or after the date of this deed:

                  (1)     the documentation of that Mortgage, Secured Agreement
                          and any Collateral Security; and

                  (2)     the performance by the Mortgage Manager of its
                          obligations under this agreement (including, without
                          limitation, in relation to the entry into, variation,
                          discharge, release, administration, servicing and
                          enforcement of that Mortgage, Secured Agreement and
                          any Collateral Security);

                  have complied with all applicable requirements of the Uniform
                  Consumer Credit Legislation in that State or Territory, except where that non-compliance:

                  (3)     does not impair the collectability or enforceability
                          of that Mortgage, Secured Agreement and Collateral
                          Security; and

                  (4)     would not result in the imposition of any civil or
                          criminal penalty in respect of that Mortgage, Secured
                          Agreement or Collateral Security.

                                     PAGE 4